1 Becton Drive

Franklin Lakes, NJ 07417

www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR SECOND FISCAL QUARTER

Franklin Lakes, NJ (April 26, 2006) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.449 billion for the second fiscal quarter ended March 31, 2006, representing an increase of 6 percent over the prior year period. This quarter’s growth rate reflects an overall estimated 3 percent unfavorable impact from foreign currency translation, which affected all segments.

“We are very pleased with our strong second quarter results, which exceeded our expectations,” said Edward J. Ludwig, Chairman, President and Chief Executive Officer. “We also closed the acquisition of GeneOhm, which will enable BD to further progress in the emerging field of healthcare-associated infections. The Company is well positioned to become a leader in the prevention and management of this global healthcare problem.”

GeneOhm Sciences, Inc. Acquisition Completed
On February 14, 2006, BD announced the completion of its acquisition of GeneOhm Sciences, Inc. (GeneOhm), a company that has pioneered the development of molecular diagnostic testing for the rapid detection of bacteria, which cause healthcare-associated infections. Diluted earnings per share from continuing operations for the second quarter reflects a reduction of 1 cent per share related to the impact of GeneOhm operations for the second quarter. For the full fiscal year 2006, the Company expects diluted earnings per share from continuing operations to be reduced by approximately 7 cents related to the impact of GeneOhm operations. In addition, in the second quarter, the Company recorded an in-process research and development charge of $53 million associated with the acquisition, which further reduced diluted earnings per share from continuing operations by 21 cents in the quarter (see Table 1).

Analysis of Second Quarter and Six-month Period of Fiscal Year 2006 and 2005 Earnings
The following analysis of diluted earnings per share from continuing operations for the second quarter and six-month period of fiscal 2006 and 2005 identifies specified items that affect the comparability of results between periods.

(Table 1)	Three Months Ended March 31,			Six Months Ended March 31,

	FY2006	FY2005	% Incr./(Decr.)	FY2006	FY2005	% Incr.

Diluted EPS from Continuing Operations:(1)	$0.60	$0.71	-15%	$1.45	$1.45	0%

Specified Items:
Insurance Settlements(2)	(0.02)	—		(0.04)	—
In-Process Research and Development Charge(3)	0.21			0.21
Tax Examinations(4)	—	—		—	(0.04)
Tax Rate Impact(5)	—	—		—	(0.02)
Rounding	—	—		—	(0.01)

	0.19	—		0.17	(0.07)

Diluted EPS from Continuing Operations Excluding Specified Items:(1)	$0.79	$0.71	11%	$1.62	$1.38	17%

(1)	Includes the effect on diluted earnings per share from continuing operations of a 1 cent reduction in the second quarter and the six-month period ended March 31, 2006 relating to GeneOhm operations.
(2)

Represents the effect on diluted earnings per share from continuing operations of 2 cents in each of the first and second quarter of fiscal 2006 related to proceeds received from insurance settlements regarding the Company’s previously owned latex glove business.

(3)

Represents the effect on diluted earnings per share from continuing operations of the in-process research and development charge recorded in the second quarter of fiscal 2006 related to the GeneOhm acquisition.

(4)

Represents the effect on diluted earnings per share from continuing operations of the reversal of tax reserves in the first fiscal quarter of 2005 in connection with the conclusion of tax examinations in four non-U.S. jurisdictions.

(5)

Represents the effect on diluted earnings per share from continuing operations of tax-related events that caused the quarterly tax rate to vary from the then expected effective tax rate for fiscal year 2005.

As illustrated in Table 1, diluted earnings per share from continuing operations, excluding specified items and including the dilutive impact on operating results from the acquisition, of 79 cents for the second fiscal quarter of 2006 increased by 11 percent over diluted earnings per share from continuing operations of 71 cents for the second fiscal quarter of 2005. For the six-month period, diluted earnings per share from continuing operations, excluding specified items and including the dilutive impact on operating results from the acquisition, of $1.62 for fiscal 2006 increased by 17 percent over diluted earnings per share from continuing operations, excluding specified items, of $1.38 for fiscal 2005.

Segment Results
In the BD Medical segment, worldwide revenues for the quarter were $795 million, representing an increase of 9 percent from the prior year period. Strong sales in the Diabetes Care and Pharmaceutical Systems units contributed to the growth of the segment. U.S. sales of safety-engineered products totaled $123 million compared with $115 million in the prior year’s quarter. The growth rate of safety-engineered products benefited, in part, from a favorable comparison to the prior year’s revenues, which were negatively impacted by reductions in inventory by a major U.S. distributor. For the six-month period ended March 31, 2006, U.S. sales of safety-engineered products totaled $255 million compared with $241 million in the prior year’s period. Included in BD Medical revenues were international sales of safety-engineered products of $22 million compared with $21 million in the prior year’s quarter. For the six-month period ended March 31, 2006, international sales of safety-engineered products totaled $44 million compared with $39 million in the prior year’s period. For the six-month period ended March 31, 2006, the BD Medical segment reported 10 percent revenue growth.

In the BD Diagnostics segment, worldwide revenues for the quarter were $434 million, representing an increase of 1 percent from the prior year period. The Preanalytical Systems unit of the segment reported revenue growth of 11 percent, benefiting from both BD Vacutainer® Push Button Blood Collection Set sales in the current year’s quarter and a favorable comparison to the prior year’s revenues, which were negatively impacted by reductions in inventory by a major U.S. distributor. U.S. sales of safety-engineered products totaled $97 million compared with $79 million in the prior year’s quarter. For the six-month period ended March 31, 2006, U.S. sales of safety-engineered products totaled $193 million compared with $165 million in the prior year’s period. Included in Preanalytical Systems revenues were international sales of safety-engineered products of $55 million compared with $47 million in the prior year’s quarter. For the six-month period ended March 31, 2006, international sales of safety-engineered products totaled $107 million compared with $91 million in the prior year’s period. Second quarter revenues in the Diagnostic Systems unit of the segment declined 8%, despite strong sales from diagnostic instrument platforms. For the most part, this decline in revenues was due to a relatively mild flu season in fiscal 2006 compared with 2005, in both Japan and the U.S. To a lesser extent, second quarter revenues were negatively impacted by the timing of early sales of flu diagnostic tests in the first fiscal quarter of 2006 and a challenging comparison to exceptionally strong sales of flu diagnostic tests in the prior year’s quarter in Japan. For the six-month period ended March 31, 2006, the BD Diagnostics segment reported 4 percent revenue growth.

In the BD Biosciences segment, worldwide revenues from continuing operations for the quarter were $220 million, representing an increase of 8 percent from the prior year period. Flow cytometry instrument and reagent sales continued to be the primary growth contributors. Sales in the Discovery Labware unit as well as sales of cell imaging products also contributed to sales growth. For the six-month period ended March 31, 2006, the BD Biosciences segment reported 9 percent revenue growth, representing continued strong sales of flow cytometry instruments and reagents.

Geographic Results
Second quarter revenues in the U.S. were $702 million, representing an increase of 11 percent over the prior year period. Revenues outside the U.S. were $748 million, representing an increase of 2 percent over the prior year period, and reflected an estimated 5 percent unfavorable impact from foreign currency translation.

For the six-month period ended March 31, 2006, revenues in the U.S. were $1.383 billion, representing an increase of 10 percent over the prior year period. Revenues outside of the U.S. were $1.481 billion, representing an increase of 6 percent over the prior year period, and reflected an estimated 4 percent unfavorable impact from foreign currency translation.

Fiscal 2006 Outlook for Third and Fourth Quarters and Full Year
The following analysis of estimated diluted earnings per share from continuing operations for the third and fourth fiscal quarters and full fiscal year identifies specified items that affect the comparability of results between periods.

(Table 2)	Three Months Ended June 30,			Three Months Ended September 30,			Twelve Months Ended September 30,

	FY2006	FY2005	% Incr.	FY2006	FY2005	% Incr.	FY2006	FY2005	% Incr.

	(Estimated)			(Estimated)			(Estimated)

Diluted EPS from Continuing Operations:(1)	$0.76-$ 0.78	$0.73	4-7%	$0.80-$ 0.82	$0.47	70-74%	$3.01-$3.05	$2.66	13-15%

Specified Items:
Insurance Settlements(2)	—	—		—	—		(0.04)	—
In-Process Research and Development Charge(3)	—	—		—	—		0.21
Tax Examinations(4)	—	—		—	—		—	(0.04)
Tax Rate Impact(5)	—	0.01		—	0.02		—	—
Repatriation Tax Charge(6)	—	—		—	0.27		—	0.27
Rounding	—	—		—	—		—	(0.01)

	—	0.01		—	0.29		0.17	0.22

Diluted EPS from Continuing Operations Excluding Specified Items:(1)	$0.76-$ 0.78	$0.74	3-5%	$0.80-$ 0.82	$0.76	5-8%	$3.18-$ 3.22	$2.88	10-12%

(1)

Includes the effect on estimated diluted earnings per share from continuing operations of a 3 cent reduction in each of the third and fourth quarters and a 7 cent reduction in the twelve-month period ended September 30, 2006 relating to GeneOhm operations.

(2)

Represents the effect on estimated diluted earnings per share from continuing operations of 2 cents in each of the first and second quarter of fiscal 2006 related to proceeds received from insurance settlements regarding the Company’s previously owned latex glove business.

(3)

Represents the effect on estimated diluted earnings per share from continuing operations of the in-process research and development charge recorded in the second quarter of fiscal 2006 related to the GeneOhm acquisition.

(4)

Represents the effect on diluted earnings per share from continuing operations of the reversal of tax reserves in the first fiscal quarter of 2005 in connection with the conclusion of tax examinations in four non-U.S. jurisdictions.

(5)

Represents the effect on diluted earnings per share from continuing operations of tax-related events that caused the quarterly tax rate to vary from the then expected effective tax rate for fiscal year 2005.

(6)

Included in diluted earnings per share from continuing operations for the fourth quarter of fiscal 2005 is 27 cents per diluted share substantially related to the impact on taxes of the planned repatriation of $1.3 billion of foreign earnings under the provisions of the American Jobs Creation Act.

As illustrated in Table 2, the Company estimates that diluted earnings per share from continuing operations, including the expected dilutive impact on operating results from the acquisition, will increase approximately 3-5 percent for the third fiscal quarter of 2006 over diluted earnings per share from continuing operations, excluding specified items, of 74 cents for the third fiscal quarter of 2005. Excluding the expected dilutive impact of 3 cents on operating results from the acquisition, diluted earnings per share from continuing operations for the third fiscal quarter of 2006 are expected to be in the 79 to 81 cent range, representing an increase of 7-9 percent over diluted earnings per share from continuing operations, excluding specified items, of 74 cents for the third fiscal quarter of 2005.

The Company also estimates that diluted earnings per share from continuing operations, including the expected dilutive impact on operating results from the acquisition, will increase approximately 5-8 percent for the fourth fiscal quarter of 2006 over diluted earnings per share from continuing operations, excluding specified items, of 76 cents for the fiscal year 2005. Excluding the expected dilutive impact of 3 cents on operating results from the acquisition, diluted earnings per share from continuing operations for the fourth fiscal quarter of 2006 are expected to be in the 83 to 85 cent range, representing an increase of 9-12 percent over diluted earnings per share from continuing operations, excluding specified items, of 76 cents for the fourth fiscal quarter of 2005.

For the full fiscal year 2006, the Company estimates that diluted earnings per share from continuing operations, excluding specified items, and including the expected dilutive impact on operating results from the acquisition, are expected to be in the $3.18 to $3.22 range, representing an increase of approximately 10-12 percent over diluted earnings per share from continuing operations, excluding specified items, of $2.88 for the fiscal year 2005. Diluted earnings per share from continuing operations for the full year 2006, excluding specified items and the expected dilutive impact of 7 cents on operating results from the acquisition, are expected to be in the $3.25 to $3.29 range, representing an increase of 13-14 percent over diluted earnings per share from continuing operations, excluding specified items, of $2.88 for the fiscal year 2005.

Conference Call Information
A conference call regarding BD’s second fiscal quarter results and its expectations for the third and fourth fiscal quarters will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (ET) Wednesday, April 26, 2006. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-272-5921 (domestic) and 1-402-220-9717 (international) through the close of business on Wednesday, May 3, 2006.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD
BD, a leading global medical technology company that makes and sells medical devices, instrumented systems and reagents, is dedicated to improving people’s health throughout the world. BD is focused on improving drug therapy, enhancing the quality and speed of diagnosing infectious diseases, and advancing research and discovery of new drugs and vaccines. The Company’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs more than 25,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2006 Outlook for Third and Fourth Quarters and Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; further increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Three Months Ended March 31,
	2006		2005	% Change

REVENUES	$1,449,317		$1,365,530	6.1

Cost of products sold	710,635		678,018	4.8
Selling and administrative	369,779		366,339	0.9
Research and development	129,099	(1)	65,988	95.6

TOTAL OPERATING COSTS AND EXPENSES	1,209,513		1,110,345	8.9

OPERATING INCOME	239,804		255,185	(6.0)

Interest expense	(19,805)		(13,044)	51.8
Interest income	16,991		8,488	NM
Other expense, net	(451)		(2,242)	(79.9)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	236,539		248,387	(4.8)

Income tax provision	80,301		61,878	29.8

INCOME FROM CONTINUING OPERATIONS	156,238		186,509	(16.2)

(LOSS) INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX (BENEFIT) PROVISION OF $(1,330) AND $1,015, RESPECTIVELY	(2,170	) (2)	1,641	NM

NET INCOME	$154,068		$188,150	(18.1)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$0.63		$0.74	(14.9)
(Loss) income from discontinued operations	$(0.01)		$0.01	NM
Net income (3)	$0.62		$0.74	(16.2)

Diluted:
Income from continuing operations	$0.60		$0.71	(15.5)
(Loss) income from discontinued operations	$(0.01)		$0.01	NM
Net income (3)	$0.60		$0.72	(16.7)

AVERAGE SHARES OUTSTANDING

Basic	248,088		253,427
Diluted	258,299		262,016

NM - Not Meaningful

(1)	Includes the in-process research and development (“IPR&D”) charge related to the GeneOhm acquisition.

(2)	Represents certain adjustments relating to the divestiture of Clontech.

(3)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Three Months Ended March 31,
(Unaudited; Amounts in thousands, except per-share data)

	2006

	As Reported	Insurance Settlement (1)	GeneOhm IPR&D (2)	Excluding Items

Selling and administrative	369,779	10,000	—	379,779
as a % of revenues	25.5%			26.2%

Research and development	129,099	—	(53,300)	75,799
as a % of revenues	8.9%			5.2%

Operating Income	239,804	(10,000)	53,300	283,104
as a % of revenues	16.5%			19.5%

Income taxes	80,301	(3,800)	—	76,501
effective tax rate	33.9%			27.3%

Income from continuing operations	156,238	(6,200)	53,300	203,338
as a % of revenues	10.8%			14.0%

Diluted earnings per share
Income from continuing operations	$0.60	$(0.02)	$0.21	$0.79

(1)	Represents the effect in the second fiscal quarter of 2006 related to proceeds received from insurance settlements in connection with the Company’s previously owned latex glove business.

(2)	Represents the in-process research and development (“IPR&D”) charge related to the GeneOhm acquisition.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Six Months Ended March 31,
	2006		2005	% Change

REVENUES	$2,863,378		$2,653,899	7.9

Cost of products sold	1,386,376		1,312,519	5.6
Selling and administrative	737,653		707,427	4.3
Research and development	198,424	(1)	128,071	54.9

TOTAL OPERATING COSTS AND EXPENSES	2,322,453		2,148,017	8.1

OPERATING INCOME	540,925		505,882	6.9

Interest expense	(36,565)		(27,371)	33.6
Interest income	31,662		13,693	NM
Other expense, net	(1,614)		(5,103)	(68.4)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	534,408		487,101	9.7

Income tax provision	160,310		106,194	51.0

INCOME FROM CONTINUING OPERATIONS	374,098		380,907	(1.8)

(LOSS) INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX (BENEFIT) PROVISION OF $(1,330) AND $1,638, RESPECTIVELY	(2,170	) (2)	2,594	NM

NET INCOME	$371,928		$383,501	(3.0)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.51		$1.51	—
(Loss) income from discontinued operations	$(0.01)		$0.01	NM
Net income	$1.50		$1.52	(1.3)

Diluted:
Income from continuing operations	$1.45		$1.45	—
(Loss) income from discontinued operations	$(0.01)		$0.01	NM
Net income (3)	$1.45		$1.46	(0.7)

AVERAGE SHARES OUTSTANDING

Basic	248,067		252,317
Diluted	257,145		262,393

NM - Not Meaningful

(1)	Includes the in-process research and development (“IPR&D”) charge related to the GeneOhm acquisition.

(2)	Represents certain adjustments relating to the divestiture of Clontech.

(3)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION

(Unaudited; Amounts in thousands, except per-share data)

	2006

	As Reported	Insurance Settlement (1)	GeneOhm IPR&D (2)	Excluding Items

Selling and administrative	737,653	17,000	—	754,653
as a % of revenues	25.8%			26.4%

Research and development	198,424	—	(53,300)	145,124
as a % of revenues	6.9%			5.1%

Operating Income	540,925	(17,000)	53,300	577,225
as a % of revenues	18.9%			20.2%

Income taxes	160,310	(6,460)	—	153,850
effective tax rate	30.0%			27.0%

Income from continuing operations	374,098	(10,540)	53,300	416,858
as a % of revenues	13.1%			14.6%

Diluted earnings per share
Income from continuing operations	$1.45	$(0.04)	$0.21	$1.62

(1)	Represents the effect in 2006 related to proceeds received from insurance settlements in connection with the Company’s previously owned latex glove business.

(2)	Represents the in-process research and development (“IPR&D”) charge related to the GeneOhm acquisition.

	2005

	As Reported	Tax Examinations (4)	Tax Rate Impact (5)	Excluding Charges

Income taxes	106,194	11,265	6,240	123,699
effective tax rate	21.8%			25.4%

Income from continuing operations	380,907	(11,265)	(6,240)	363,402
as a % of revenues	14.4%			13.7%

Diluted earnings per share
Income from continuing operations (3)	$1.45	$(0.04)	$(0.02)	$1.38

(3)	Total per share amounts may not add due to rounding.

(4)	Relates to the reversal of tax reserves in the first fiscal quarter 2005 in connection with the conclusion of tax examinations in four non-U.S. jurisdictions.

(5)

Represents the effect on diluted earnings per share from continuing operations of tax-related events that caused the quarterly tax rate to vary from the then expected effective tax rate for fiscal year 2005.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
	2006	2005	% Change

BD MEDICAL
United States	$373,316	$330,044	13.1
International	422,022	401,621	5.1

TOTAL	$795,338	$731,665	8.7

BD DIAGNOSTICS
United States	$232,913	$213,175	9.3
International	201,166	216,594	(7.1)

TOTAL	$434,079	$429,769	1.0

BD BIOSCIENCES
United States	$95,315	$86,947	9.6
International	124,585	117,149	6.3

TOTAL	$219,900	$204,096	7.7

TOTAL REVENUES
United States	$701,544	$630,166	11.3
International	747,773	735,364	1.7

TOTAL	$1,449,317	$1,365,530	6.1

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Six Months Ended March 31,
	2006	2005	% Change

BD MEDICAL
United States	$739,899	$659,698	12.2
International	826,139	765,789	7.9

TOTAL	$1,566,038	$1,425,487	9.9

BD DIAGNOSTICS
United States	$462,001	$431,883	7.0
International	415,932	411,669	1.0

TOTAL	$877,933	$843,552	4.1

BD BIOSCIENCES
United States	$180,629	$162,644	11.1
International	238,778	222,216	7.5

TOTAL	$419,407	$384,860	9.0

TOTAL REVENUES
United States	$1,382,529	$1,254,225	10.2
International	1,480,849	1,399,674	5.8

TOTAL	$2,863,378	$2,653,899	7.9

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States

	2006	2005	% Change

BD MEDICAL
Medical Surgical Systems	$220,050	$203,671	8.0
Diabetes Care	115,726	94,482	22.5
Pharmaceutical Systems	32,028	26,772	19.6
Ophthalmic Systems	5,512	5,119	7.7

TOTAL	$373,316	$330,044	13.1

BD DIAGNOSTICS
Preanalytical Systems	$125,412	$107,050	17.2
Diagnostic Systems	107,501	106,125	1.3

TOTAL	$232,913	$213,175	9.3

BD BIOSCIENCES
Discovery Labware	$28,762	$26,689	7.8
Immunocytometry Systems	46,226	41,051	12.6
Pharmingen	20,327	19,207	5.8

TOTAL	$95,315	$86,947	9.6

TOTAL UNITED STATES	$701,544	$630,166	11.3

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International

			% Change

	2006	2005	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$204,531	$198,621	3.0	4.7	(1.7)
Diabetes Care	72,568	67,714	7.2	11.3	(4.1)
Pharmaceutical Systems	135,081	125,999	7.2	16.6	(9.4)
Ophthalmic Systems	9,842	9,287	6.0	13.4	(7.4)

TOTAL	$422,022	$401,621	5.1	9.8	(4.7)

BD DIAGNOSTICS
Preanalytical Systems	$101,449	$97,785	3.7	8.2	(4.5)
Diagnostic Systems	99,717	118,809	(16.1)	(11.6)	(4.5)

TOTAL	$201,166	$216,594	(7.1)	(2.6)	(4.5)

BD BIOSCIENCES
Discovery Labware	$25,967	$25,722	1.0	7.2	(6.2)
Immunocytometry Systems	77,348	72,709	6.4	12.1	(5.7)
Pharmingen	21,270	18,718	13.6	20.9	(7.3)

TOTAL	$124,585	$117,149	6.3	12.4	(6.1)

TOTAL INTERNATIONAL	$747,773	$735,364	1.7	6.5	(4.8)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total

			% Change

	2006	2005	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$424,581	$402,292	5.5	6.4	(0.9)
Diabetes Care	188,294	162,196	16.1	17.8	(1.7)
Pharmaceutical Systems	167,109	152,771	9.4	17.2	(7.8)
Ophthalmic Systems	15,354	14,406	6.6	11.4	(4.8)

TOTAL	$795,338	$731,665	8.7	11.3	(2.6)

BD DIAGNOSTICS
Preanalytical Systems	$226,861	$204,835	10.8	12.9	(2.1)
Diagnostic Systems	207,218	224,934	(7.9)	(5.5)	(2.4)

TOTAL	$434,079	$429,769	1.0	3.3	(2.3)

BD BIOSCIENCES
Discovery Labware	$54,729	$52,411	4.4	7.5	(3.1)
Immunocytometry Systems	123,574	113,760	8.6	12.3	(3.7)
Pharmingen	41,597	37,925	9.7	13.3	(3.6)

TOTAL	$219,900	$204,096	7.7	11.2	(3.5)

TOTAL REVENUES	$1,449,317	$1,365,530	6.1	8.8	(2.7)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States

	2006	2005	% Change

BD MEDICAL
Medical Surgical Systems	$442,316	$419,177	5.5
Diabetes Care	226,127	182,943	23.6
Pharmaceutical Systems	60,428	46,821	29.1
Ophthalmic Systems	11,028	10,757	2.5

TOTAL	$739,899	$659,698	12.2

BD DIAGNOSTICS
Preanalytical Systems	$248,201	$221,813	11.9
Diagnostic Systems	213,800	210,070	1.8

TOTAL	$462,001	$431,883	7.0

BD BIOSCIENCES
Discovery Labware	$56,462	$50,783	11.2
Immunocytometry Systems	86,663	75,745	14.4
Pharmingen	37,504	36,116	3.8

TOTAL	$180,629	$162,644	11.1

TOTAL UNITED STATES	$1,382,529	$1,254,225	10.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International

			% Change

	2006	2005	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$410,428	$392,679	4.5	5.0	(0.5)
Diabetes Care	145,863	137,931	5.8	8.9	(3.1)
Pharmaceutical Systems	250,444	216,635	15.6	23.8	(8.2)
Ophthalmic Systems	19,404	18,544	4.6	10.6	(6.0)

TOTAL	$826,139	$765,789	7.9	11.2	(3.3)

BD DIAGNOSTICS
Preanalytical Systems	$200,823	$191,543	4.8	7.9	(3.1)
Diagnostic Systems	215,109	220,126	(2.3)	2.1	(4.4)

TOTAL	$415,932	$411,669	1.0	4.8	(3.8)

BD BIOSCIENCES
Discovery Labware	$47,976	$48,591	(1.3)	3.8	(5.1)
Immunocytometry Systems	149,763	138,115	8.4	13.3	(4.9)
Pharmingen	41,039	35,510	15.6	21.5	(5.9)

TOTAL	$238,778	$222,216	7.5	12.5	(5.0)

TOTAL INTERNATIONAL	$1,480,849	$1,399,674	5.8	9.5	(3.7)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total

			% Change

	2006	2005	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$852,744	$811,856	5.0	5.3	(0.3)
Diabetes Care	371,990	320,874	15.9	17.3	(1.4)
Pharmaceutical Systems	310,872	263,456	18.0	24.7	(6.7)
Ophthalmic Systems	30,432	29,301	3.9	7.6	(3.7)

TOTAL	$1,566,038	$1,425,487	9.9	11.6	(1.7)

BD DIAGNOSTICS
Preanalytical Systems	$449,024	$413,356	8.6	10.0	(1.4)
Diagnostic Systems	428,909	430,196	(0.3)	1.9	(2.2)

TOTAL	$877,933	$843,552	4.1	5.9	(1.8)

BD BIOSCIENCES
Discovery Labware	$104,438	$99,374	5.1	7.6	(2.5)
Immunocytometry Systems	236,426	213,860	10.6	13.7	(3.1)
Pharmingen	78,543	71,626	9.7	12.6	(2.9)

TOTAL	$419,407	$384,860	9.0	11.9	(2.9)

TOTAL REVENUES	$2,863,378	$2,653,899	7.9	9.8	(1.9)